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                                                                      EXHIBIT 32


                                  CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
           ---------------------------------------------------------
       (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Discovery Holding Company, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the period ended March 31, 2006 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2006 and December 31, 2005 and for the three months ended March 31, 2006 and 2005.


Dated:        May 10, 2006          /s/    John C. Malone
              --------------        ------------------------------------------
                                           John C. Malone
                                           Chief Executive Officer




Dated:        May 10, 2006          /s/    David J.A. Flowers
              --------------        ------------------------------------------
                                           David J.A. Flowers
                                           Senior Vice President and Treasurer
                                           (Principal Financial Officer)




Dated:        May 10, 2006          /s/    Christopher W. Shean
              --------------        ------------------------------------------
                                           Christopher W. Shean
                                           Senior Vice President and Controller
                                           (Principal Accounting Officer)

         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.